NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Allspring Discovery Fund
NVIT BlackRock Equity Dividend Fund
NVIT BNY Mellon Dynamic U.S. Core Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund
NVIT Fidelity Institutional AM® Emerging Markets Fund
NVIT Fidelity Institutional AM® Worldwide Fund
NVIT GQG US Quality Equity Fund (formerly, NVIT Calvert Equity Fund)
NVIT International Equity Fund
NVIT Invesco Small Cap Growth Fund
NVIT Jacobs Levy Large Cap Core Fund
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Multi-Manager Small Company Fund
NVIT Putnam International Value Fund
NVIT Real Estate Fund
NVIT Small Cap Value Fund (formerly, NVIT Multi-Manager Small Cap Value Fund)
NVIT Victory Mid Cap Value Fund

Supplement dated September 3, 2026
to the Prospectus dated April 30, 2026

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Fidelity Institutional AM® Worldwide Fund (the “Fund”)

Effective immediately, the Prospectus is amended as follows:

1.
The table under the section entitled “Portfolio Managers” on page 28 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service
Stephen A. DuFour	Co-Portfolio Manager	Since 2025
Bill Kennedy, CFA	Co-Portfolio Manager	Since 2026

2.
The information relating to the Fund under the heading “Portfolio Management” beginning on page 110 of the Prospectus is deleted in its entirety and replaced with the following:

NVIT Fidelity Institutional AM® Worldwide Fund

Stephen A. DuFour and Bill Kennedy, CFA are jointly and primarily responsible for the day-to-day management of the Fund.

Mr. DuFour is a Co-Portfolio Manager and has been with the firm since 1992.

Mr. Kennedy is a Co-Portfolio Manager and has been with the firm since 1994.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE